Inventory	12 Months Ended
Dec. 31, 2021
Inventory Disclosure [Abstract]
Inventory
Note 6. Inventory
Inventory consists of the following:

(in thousands)	December 31, 2021	December 31, 2020
Raw material	$853	1,669
Work in process	77	79
Finished goods	9,447	4,805

Total inventory	$10,377	$6,553

The Company maintained reserves for obsolete inventory of $1.0 million and $0.8 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, obsolete inventory impairment related to finished goods is $0.8 million and $0.2 million is related to raw materials. As of December 31, 2020, all obsolete inventory impairment related to raw materials. The impairment of obsolete inventories is recorded within cost of revenue in the consolidated statements of operations and comprehensive income (loss).